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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

      In connection with the accompanying Quarterly Report of Summit Environmental Corporation, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 (the "Report"), I, Chris Dellinges, Chief Financial Officer of the Company, hereby certify that to my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or Section 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2003                     /s/ Chris Dellinges
                                        ----------------------------------------
                                        Chris Dellinges
                                        Chief Financial Officer

      The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.


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